EXHIBIT NO. 10.167


[Form  of Equity Letter of Credit Re ____; On Letterhead of
Issuing Bank]


To: Wilmington Trust Company (the "Trustee") of Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, acting not in its individual capacity but solely for and on behalf of International Finance Corporation ("IFC"), 2121 Pennsylvania Avenue, N.W., Washington, D.C. 20433 and DEG-Deutsche Investitions-und Entwicklungsgesellschaft mbH ("DEG"), Belvederestrasse 40, D-50933, Koeln (Mungersdorf), Federal Republic of Germany (IFC and DEG hereinafter referred to collectively as the "Lenders" and individually as a "Lender").


                                             December 17, 1997


IRREVOCABLE STANDBY LETTER OF CREDIT NO. 00365153

      We hereby establish in your favor this irrevocable standby Letter of Credit No. 00365153 (the "Letter of Credit") for the account of Panda of Nepal (the "Sponsor"), in the stated amount of US$ 16,371,325 (Sixteen Million three Hundred Seventy-One Thousand Three Hundred and Twenty-Five US Dollars) (such amount being the "Stated Amount"), effective immediately and expiring as provided in Paragraph 3 of this Letter of Credit, unless otherwise extended.

      1. A drawing hereunder may be made on any Business Day prior to the expiration of this Letter of Credit by delivering no later than 11:00 a.m. (Chicago time) on such Business Day, to First National Bank of Chicago, One First National Plaza, Suite 0236, Chicago, IL 60670 (or at such other address as may be designated by written notice delivered to the Trustee and each of the Lenders), (i) a drawing statement of either the Trustee or either of the Lenders, in the form of Annex 1 attached hereto, appropriately completed and duly signed by an authorized officer of the Trustee or either of the Lenders, as the case may be, and
(ii) a draft in the form of Annex 2 attached hereto.

      2. We hereby agree to honor a drawing hereunder made in strict conformity with the terms and conditions of this Letter of Credit by transferring in immediately available funds in the amount specified in the drawing statement delivered to us in connection with such drawing request to such account at such bank in the United States as specified in such drawing statement delivered to us pursuant to, and in accordance with, Paragraph 1 hereof, by 1:00 p.m. (New York City time), on the Business Day following the date of receipt of such drawing request.

      3. This Letter of Credit shall expire at the close of business at our office at One First National Plaza, Suite 0236, Chicago, IL 60670, on the date which is one (1) year from the date hereof (the "Stated Expiration Date"); provided, however, that the Stated Expiration Date shall be automatically extended for a period of one year effective upon the Stated Expiration Date and each annual anniversary of the Stated Expiration Date (each such annual anniversary date being referred to herein as the "New Stated Expiration Date") unless, at least sixty (60) days prior to the Stated Expiration Date or any such New Stated Expiration Date, as the case may be, we notify the Trustee and each of the Lenders, by registered mail or similar overnight courier service at the above addresses, that this Letter of Credit shall not be extended beyond the Stated Expiration Date or the New Stated Expiration Date, as the case may be. If the Trustee or the Lenders are so notified, the Trustee or either of the Lenders may at any time on or before the Stated Expiration Date or the applicable New Stated Expiration Date, as the case may be, draw the full amount available hereunder.

     4. If a demand for payment made hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give prompt notice to the person delivering such drawing request that the demand for payment was not effective in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor, and that we will upon instructions from such person hold any documents at his disposal or return the same to him. Upon being notified that the drawing request was not effected in conformity with this Letter of Credit, the person who submitted the drawing request may attempt to correct any such non-conforming drawing request, provided conforming documents are presented by the Stated Expiration Date or the applicable New Stated Expiration Date, as the case may be.

      5. Partial and multiple drawings are permitted under this Letter of Credit.

      6. For any amounts paid to the Trustee or either of the Lenders under this Letter of Credit, that amount ceases to be available to the remaining Trustee or Lenders. In the event of multiple demands for payment from the Trustee and the Lenders, demands in compliance will be honored in the order of receipt at our counters, not to exceed the Stated Amount.

     7. Under no circumstances shall we be obliged to honor any drawing request which does not comply with the terms and conditions set forth herein, and the maximum liability with respect to any request for payment made hereunder shall be the Stated Amount. Upon the payment by us of the amount specified in a drawing statement presented to us in connection with any drawing request hereunder, we shall be fully discharged of our obligations in respect of such drawing request.

      8. As used herein, "Business Day" shall mean a day when banks are open for business in New York, New York.

      9. This Letter of Credit is irrevocable and shall not be assigned by us or by the Trustee, save that we hereby consent to the transfer by the Trustee of this Letter of Credit to the Lenders or any one or more other lenders (or to an agent or trustee acting on their behalf or to any other designee of the
Lenders  or  any such other lenders) providing financing  to  the
Company in connection with the construction, equipping, placing into operation and operation of the Company's proposed run of the river hydroelectric power facility to be located in the Sindhupalchok District in Nepal (the "Project") or to any person acquiring an interest in the Project and undertake following receipt of notice of any such transfer (in the form attached hereto as Schedule 1) to make payments hereunder in accordance with the directions of such transferee. We hereby acknowledge and agree that this Letter of Credit is transferable to the transferees specified in any such notice of transfer.

      10. This Letter of Credit shall be governed by the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (the "Uniform Customs") which shall in all respects be deemed a part hereof as fully as if incorporated herein, except as modified hereby. Notwithstanding Article 17 of the Uniform Customs, if this Letter of Credit expires during an interruption of business as described in such Article 17, this Letter of Credit shall be extended automatically for a period of fifteen (15) Business Days from the date of resumption of business. We hereby agree to provide you with prompt written notice of such resumption of business. This Letter of Credit shall be deemed to be a contract made under the laws of the State of New York, U.S.A. and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of the State of New York, U.S.A.

      11. This is not a contract of guarantee and all payments which are to be made by us hereunder will be made free and clear of and without deduction for or on account of any set-off or counterclaim or the raising of any defense which would be available to the Sponsor under the Equity Subscription Agreement dated as of December 12, 1997, among Bhote Koshi Power Company Private Limited (the "Company"), the Sponsor and the Trustee (the "Equity Subscription Agreement"), or otherwise.

      12. In the case of any drawing, as of the date any drawing is honored, the Stated Amount shall automatically be reduced by an amount equal to 100% of such drawing. Reductions in the Stated Amount resulting from any drawing shall not be reinstated.

      13. Only upon receipt by us of notice from the Trustee or either of the Lenders in the form of Annex 3 hereto, signed by the Trustee or either of the Lenders and appropriately completed, the Stated Amount shall be reduced by the amount specified in such notice.

       14. This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except for
Schedule 1 and Annexes 1, 2 and 3 hereto and the notices referred to herein, and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except as set forth above.

Very truly yours,
The First National Bank of Chicago




Authorized Signor

                                                    Schedule 1 to
                                                 Letter of Credit
                                                     No. 00365153

                    INSTRUCTION TO TRANSFER



First National Bank of Chicago
One First National Plaza, Suite 0236
Chicago, Illinois  60670

Attention:  Standby Letter of Credit Unit

Re:  Irrevocable Standby Letter of Credit No. 00365153

Ladies and Gentlemen:

      For value received, the undersigned beneficiary irrevocably transfers to:

               _____________________________
               _____________________________
               _____________________________
               _____________________________

all rights of the undersigned beneficiary to draw under the above-captioned Letter of Credit (the "Letter of Credit").

      By this transfer, all rights of the undersigned beneficiary in the Letter of Credit are transferred to the transferee, and the transferee shall hereafter have the sole rights as beneficiary thereof, including sole rights relating to any amendments, whether now existing or hereafter made.
      We ask that this transfer be effected and that you transfer the Letter of Credit to our transferee or that, if so requested by the transferee, you issue a new irrevocable Letter of Credit in favor of the transferee with provisions consistent with the Letter of Credit.

                              Very truly yours,

                              WILMINGTON TRUST COMPANY, not in
                              its individual capacity but solely
                              as Trustee

                              By:
                                  Its Authorized Signatory

SIGNATURE AUTHENTICATED




For The First National Bank of Chicago


ACKNOWLEDGED:

WILMINGTON TRUST COMPANY, not in
its individual capacity but solely
as Trustee as Assignor

By:
    Its Authorized Signatory
                                                       Annex 1 to
                                                 Letter of Credit
                                                     No. 00365153

          DRAWING STATEMENT UNDER IRREVOCABLE STANDBY
                 LETTER OF CREDIT No. 00365153


                                                  , 199

The First National Bank of Chicago
One First National Plaza, Suite 0236
Chicago, IL  60670

Attention:  Michael K. Murphy


Gentlemen and Mesdames:

      The undersigned is making a drawing under the above-referenced Letter of Credit and hereby certifies to you as follows:

      1. The person signing on behalf of the undersigned is a duly authorized officer of the undersigned.

      2. The undersigned hereby makes demand under the above-referenced Letter of Credit for USD _______________, which amount is not in excess of the Stated Amount. Such amount is to be transferred to [insert wire transfer instructions for appropriate account with Trustee or IFC or DEG].

      3. The undersigned has concurrently presented to you its draft drawn in the amount specified in Paragraph 2 above. The date of the draft is the date of this certificate, which is not later than the Stated Expiration Date or the applicable New Stated Expiration Date, as the case may be.

      All terms used herein which are defined in the Letter of Credit have the same meanings when used herein.

                                   WILMINGTON TRUST COMPANY, not
                                   in its individual capacity but
                                   solely as Trustee


                                   By:
                                       Authorized Signatory for
                                       Trustee


                                             or


                                   By:
                                       Authorized IFC Signatory


                                             OR


                                   By:
                                       Authorized DEG Signatory


                                                       Annex 2 to
                                    Letter of Credit No. 00365153


DRAFT UNDER IRREVOCABLE STANDBY LETTER OF CREDIT NO. 00365153

                                   , 199

      At sight pay to the order of ________________ the amount of USD ___________ drawn on The First National Bank of Chicago, as issuer of Irrevocable Standby Letter of Credit No. 00365153, dated _____________, 1997.

                                   [                   ]


                                   By:
                                       Its Authorized Signatory

                                                       Annex 3 to
                                    Letter of Credit No. 00365153


             REDUCTION OF STATED AMOUNT CERTIFICATE


The First National Bank of Chicago
One First National Plaza, Suite 0236
Chicago, IL  60670

Attention:  Michael K. Murphy

Re:  Irrevocable Standby Letter of Credit No. 00365153

      The undersigned, a duly authorized officer of [Trustee or IFC and/or DEG], hereby certifies to The First National Bank of Chicago, One First National Plaza, Suite 0236, Chicago, IL 60670 (the "Bank") with reference to Irrevocable Standby Letter of Credit No. 00365153 issued by the Bank in favor of the Trustee (the "Letter of Credit") that:

      1. The Company has received immediately available funds (in addition to prior amounts received) in the amount of USD _____________ (the "Reduction Amount"), from the Sponsor in payment of a Subscription Amount Payment (as such term is defined in the Equity Subscription Agreement, dated as of December 12, 1997, among the Company, the Sponsor and the Trustee).

      2.    The  Bank is hereby authorized to reduce  the  Stated
Amount of the Letter of Credit by the Reduction Amount pursuant to Paragraph 13 of the Letter of Credit.

      All terms used herein which are defined in the Letter of Credit have the same meanings when used herein.

                                   WILMINGTON TRUST COMPANY, not
                                   in its individual capacity but
                                   solely as Trustee

                                   By:
                                       Its Authorized Signatory


                                             or

                                   [IFC]

                                   By:
                                       Its Authorized Signatory


                                             OR

                                   [DEG]

                                   By:
                                       Its Authorized Signatory




cc:  [International Finance Corporation,
     DEG-Deutsche Investitions-und Entwicklungsgesellschaft mbH or Trustee, as appropriate]